COMMITMENTS AND CONTINGENCIES.	9 Months Ended	12 Months Ended
	Sep. 30, 2019	Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES.
7.	COMMITMENTS AND CONTINGENCIES.

Sales Commitments – At September 30, 2019, the Company had entered into sales contracts with its major customers to sell certain quantities of ethanol and co-products. The Company had open ethanol indexed-price contracts for 184,865,000 gallons of ethanol as of September 30, 2019 and open fixed-price ethanol sales contracts totaling $124,090,000 as of September 30, 2019. The Company had open fixed-price co-product sales contracts totaling $33,575,000 and open indexed-price co-product sales contracts for 50,000 tons as of September 30, 2019. These sales contracts are scheduled to be completed throughout 2019.

Purchase Commitments – At September 30, 2019, the Company had indexed-price purchase contracts to purchase 7,150,000 gallons of ethanol and fixed-price purchase contracts to purchase $23,930,000 of ethanol from its suppliers. The Company had fixed-price purchase contracts to purchase $14,304,000 of corn from its suppliers as of September 30, 2019. These purchase commitments are scheduled to be satisfied throughout 2019.

Litigation – General – The Company is subject to various claims and contingencies in the ordinary course of its business, including those related to litigation, business transactions, employee-related matters, environmental regulations, and others. When the Company is aware of a claim or potential claim, it assesses the likelihood of any loss or exposure. If it is probable that a loss will result and the amount of the loss can be reasonably estimated, the Company will record a liability for the loss. If the loss is not probable or the amount of the loss cannot be reasonably estimated, the Company discloses the claim if the likelihood of a potential loss is reasonably possible and the amount involved could be material. While there can be no assurances, the Company does not expect that any of its pending legal proceedings will have a material impact on the Company's financial condition or results of operations.

14.	COMMITMENTS AND CONTINGENCIES.

Commitments – The following is a description of significant commitments at December 31, 2018:

Leases – Future minimum lease payments required by non-cancelable leases in effect at December 31, 2018 were as follows (in thousands):

Years Ended December 31,	Capital Leases	Operating Leases

2019	$45	$10,207
2020	45	8,423
2021	33	5,441
2022	—	5,233
2023	—	4,511
Thereafter	—	8,413

Total minimum payments	123	$42,228

Obligations due within one year	(45)

Long-term obligations under capital leases	$78

Total rent expense during the years ended December 31, 2018, 2017 and 2016 was $12,436,000, $16,572,000 and $16,253,000, respectively.

Sales Commitments – The Company had open ethanol indexed-price contracts for 258,200,000 gallons of ethanol as of December 31, 2018 and open fixed-price ethanol sales contracts totaling $92,900,000 as of December 31, 2018. The Company had open fixed-price co-product sales contracts totaling $44,800,000 as of December 31, 2018 and open indexed-price co-product sales contracts for 801,000 tons as of December 31, 2018. These sales contracts are scheduled to be completed throughout 2019.

Purchase Commitments – At December 31, 2018, the Company had indexed-price purchase contracts to purchase 30,800,000 gallons of ethanol and fixed-price purchase contracts to purchase $6,605,000 of ethanol from its suppliers. The Company had fixed-price purchase contracts to purchase $28,294,000 of corn from its suppliers. These purchase commitments are scheduled to be satisfied throughout 2019.

Assessment Financing – In September 2016, the Company signed an agreement to finance and construct a 5 megawatt solar project at its Madera facility. The amount financed is for up to $10.0 million, to be amortized over twenty years as part of the facility's property tax assessments. As of December 31, 2018 and 2017, the Company had outstanding $9,342,000 and $7,714,000, respectively in the accompanying consolidated balance sheets attributable to this financing. The Company expects to pay an additional $0.9 million per year in connection with its property tax payments, which includes an interest component based upon a 5.6% interest rate on the outstanding balance of the assessment.

Contingencies – The following is a description of significant contingencies at December 31, 2018:

Litigation – The Company is subject to various claims and contingencies in the ordinary course of its business, including those related to litigation, business transactions, employee-related matters, and others. When the Company is aware of a claim or potential claim, it assesses the likelihood of any loss or exposure. If it is probable that a loss will result and the amount of the loss can be reasonably estimated, the Company will record a liability for the loss. If the loss is not probable or the amount of the loss cannot be reasonably estimated, the Company discloses the claim if the likelihood of a potential loss is reasonably possible and the amount involved could be material. While there can be no assurances, the Company does not expect that any of its pending legal proceedings will have a material financial impact on the Company's operating results.

The Company assumed certain legal matters which were ongoing at July 1, 2015, the date of the Company's acquisition of PE Central. Among them were lawsuits between Aventine Renewable Energy, Inc. (now known as Pacific Ethanol Pekin, LLC, or "PE Pekin") and Glacial Lakes Energy, Aberdeen Energy and Redfield Energy, together, the "Defendants," in which PE Pekin sought damages for breach of termination agreements that wound down ethanol marketing arrangements between PE Pekin and each of the Defendants. In February and March 2017, the Company and the Defendants entered into settlement agreements and the Defendants paid in cash to the Company $3.9 million in final resolution of these matters. The Company did not assign any value to the claims against the Defendants in its accounting for the PE Central acquisition as of July 1, 2015. The Company recorded a gain, net of legal fees, of $3.6 million upon receipt of the cash settlement and recognized the gain as a reduction to selling, general and administrative expenses in the consolidated statements of operations for the year ended December 31, 2017.

Pacific Ethanol, Inc., through a subsidiary acquired in its acquisition of PE Central, became involved in a pending lawsuit with Western Sugar Cooperative ("Western Sugar") that pre-dated the acquisition. On February 27, 2015, Western Sugar filed a complaint in the United States District Court for the District of Colorado (Case No. 1:15-CV-00415) naming PE Central's subsidiary as defendant. The PE Central subsidiary purchased surplus sugar through a United States Department of Agriculture program. Western Sugar was one of the entities that warehoused this sugar for the PE Central subsidiary. The suit alleged that the PE Central subsidiary breached its contract with Western Sugar by failing to pay certain penalty rates for the storage of its sugar or alternatively failing to pay a premium rate for storage. Western Sugar alleged that the penalty rates applied because the PE Central subsidiary failed to take timely delivery or otherwise cause timely shipment of the sugar. Western Sugar claimed "expectation damages" in the amount of approximately $8.6 million. On December 29, 2016, Western Sugar and the PE Central subsidiary entered into a settlement pursuant to which the PE Central subsidiary paid $1.7 million and Western Sugar filed a Stipulation of Dismissal with prejudice. As a result, the Company reduced its litigation reserve of $2.8 million and recognized the recovery of $1.1 million as a reduction to selling, general and administrative expenses for the year ended December 31, 2016.

On May 24, 2013, GS CleanTech Corporation ("GS CleanTech"), filed a suit in the United States District Court for the Eastern District of California, Sacramento Division (Case No.: 2:13-CV-01042-JAM-AC), naming Pacific Ethanol, Inc. as a defendant. On August 29, 2013, the case was transferred to the United States District Court for the Southern District of Indiana and made part of the pre-existing multi-district litigation involving GS CleanTech and multiple defendants. The suit alleged infringement of a patent assigned to GS CleanTech by virtue of certain corn oil separation technology in use at one or more of the ethanol production facilities in which the Company has an interest, including Pacific Ethanol Stockton LLC ("PE Stockton"), located in Stockton, California. The complaint sought preliminary and permanent injunctions against the Company, prohibiting future infringement on the patent owned by GS CleanTech and damages in an unspecified amount adequate to compensate GS CleanTech for the alleged patent infringement, but in any event no less than a reasonable royalty for the use made of the inventions of the patent, plus attorneys' fees. The Company answered the complaint, counterclaimed that the patent claims at issue, as well as the claims in several related patents, are invalid and unenforceable and that the Company is not infringing. Pacific Ethanol, Inc. does not itself use any corn oil separation technology and may seek a dismissal on those grounds.

On March 17 and March 18, 2014, GS CleanTech filed suit naming as defendants two Company subsidiaries: PE Stockton and Pacific Ethanol Magic Valley, LLC ("PE Magic Valley"). The claims were similar to those filed against Pacific Ethanol, Inc. in May 2013. These two cases were transferred to the multi-district litigation division in United States District Court for the Southern District of Indiana, where the case against Pacific Ethanol, Inc. was pending. Although PE Stockton and PE Magic Valley do separate and market corn oil, Pacific Ethanol, Inc., PE Stockton and PE Magic Valley strongly disagree that either of the subsidiaries use corn oil separation technology that infringes the patent owned by GS CleanTech. In a January 16, 2015 decision, the District Court for the Southern District of Indiana ruled in favor of a stipulated motion for partial summary judgment for Pacific Ethanol, Inc., PE Stockton and PE Magic Valley finding that all of the GS CleanTech patents in the suit were invalid and, therefore, not infringed.

A trial in the District Court for the Southern District of Indiana was conducted in October 2015 on the inequitable conduct issue as well as whether GS CleanTech's behavior during prosecution of the patents rendered this an "exceptional case" which would allow the District Court to award the Defendants reimbursement of their attorneys' fees expended for defense of the case.

On September 15, 2016, the District Court issued an Order finding that GS CleanTech, the inventors and GS CleanTech's counsel committed inequitable conduct in the prosecution of the GS CleanTech patents before the United States Patent and Trademark Office. As a result, the District Court issued a Final Judgment on September 15, 2016 dismissing with prejudice all of GS CleanTech's cases against the Defendants, including Pacific Ethanol, Inc., PE Stockton and PE Magic Valley. The District Court's ruling of inequitable conduct results in the unenforceability of the GS CleanTech patents against third parties, and also enables the Defendants to pursue reimbursement of their costs and attorneys' fees from GS CleanTech and its counsel. GS CleanTech subsequently appealed the District Court's finding that all of the GS CleanTech patents were invalid and its finding that the inventors and GS CleanTech's counsel committed inequitable conduct. The appeal is still pending before the Court of Appeals for the Federal Circuit.

The Company has evaluated the above cases as well as other pending cases. The Company currently has not recorded a litigation contingency liability with respect to these cases.